Exhibit 99.1







                     PRIMEDIA WORKPLACE LEARNING, INC.
                     Consolidated Financial Statements
                             December 31, 2004
                                    And
                             December 31, 2003



/Letterhead/


          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Audit Committee of the Board of Directors
Primedia Workplace Learning, Inc.
Carrollton, Texas

We have audited the accompanying consolidated balance sheets of Primedia Workplace Learning, Inc. as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Primedia Workplace Learning, Inc. as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has a working capital deficit and has suffered recurring operating losses, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 12. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/S/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
August 26, 2005


                     PRIMEDIA WORKPLACE LEARNING, INC.
                        Consolidated Balance Sheets

                                   ASSETS
                                   ------
                                                December 31,   December 31,
                                                    2004           2003
                                               -------------  -------------
CURRENT ASSETS
 Accounts receivable, net                      $   4,958,130  $   3,946,142
 Inventory                                         1,196,884      1,713,414
 Prepaid expenses                                    541,601        906,414
                                               -------------  -------------

   Total Current Assets                            6,696,615      6,565,970

PROPERTY AND EQUIPMENT, net                       19,110,447     22,955,217

OTHER ASSETS
 Deposits                                             29,162        118,993
 Program inventory, net                           10,399,091     10,801,982
                                               -------------  -------------
   Total Other Assets                             10,428,253     10,920,975
                                               -------------  -------------
   TOTAL ASSETS                                $  36,235,315  $  40,442,162
                                               =============  =============

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------
CURRENT LIABILITIES
 Accounts payable                              $   2,663,059  $   3,475,258
 Interest payable                                 19,214,165     19,601,025
 Accrued liabilities                               3,820,235      5,392,467
 Deferred revenue                                  5,132,386      3,223,290
 Current portion of obligation under
  capital leases                                   1,076,064      1,001,029
 Notes payable                                   753,689,977    713,980,528
                                               -------------  -------------
  Total Current Liabilities                     785,595,886     746,673,597

LONG-TERM DEBT
 Obligations under capital leases                 13,810,833     14,886,897
                                               -------------  -------------
   Total Long-Term Debt                           13,810,833     14,886,897
                                               -------------  -------------
   Total Liabilities                             799,406,719    761,560,494
                                               -------------  -------------
STOCKHOLDERS' EQUITY
 Common stock , $.01 par value, 1,000
  shares authorized, 1,000 shares issued
  and outstanding                                         10             10
 Additional paid-in capital                              990            990
 Retained earnings (deficit)                   (763,172,404)  (721,119,332)
                                               -------------  -------------
   Total Stockholders' Equity                  (763,171,404)  (721,118,332)
                                               -------------  -------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $  36,235,315  $  40,442,162
                                               =============  =============

 The accompanying notes are an integral part of these financial statements


                     PRIMEDIA WORKPLACE LEARNING, INC.
                   Consolidated Statements of Operations

                                                December 31,   December 31,
                                                    2004           2003
                                               -------------  -------------
SALES                                           $ 31,049,863   $ 35,251,582

COST OF SALES                                     11,564,822     18,670,251
                                               -------------  -------------
GROSS PROFIT                                      19,485,041     16,581,331
                                               -------------  -------------
OPERATING EXPENSES
 Salaries and benefits                            17,415,546     19,858,106
 Selling, general & administrative                13,294,916      6,034,230
 Professional fees                                 1,493,935      2,391,622
 Depreciation & amortization                       6,258,088      9,066,013
                                               -------------  -------------
   Total Operating Expenses                       38,462,485     37,349,971
                                               -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS        (18,977,444)   (20,768,640)
                                               -------------  -------------
OTHER INCOME (EXPENSE)
 Interest expense                               (23,074,739)   (20,251,959)
 Gain (Loss) on sale of assets                         (889)      (321,483)
                                               -------------  -------------
   Total Other Income (Expense)                 (23,075,628)   (20,573,442)
                                               -------------  -------------
LOSS BEFORE INCOME TAXES                        (42,053,072)   (41,342,082)

   Income tax expense                                 -              -
                                               -------------  -------------
NET INCOME (LOSS)                              $(42,053,072)  $(41,342,082)
                                               =============  =============
BASIC INCOME (LOSS) PER COMMON SHARE           $    (42,053)  $    (41,342)
                                               =============  =============
WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                             1,000          1,000
                                               =============  =============



 The accompanying notes are an integral part of these financial statements

                     PRIMEDIA WORKPLACE LEARNING, INC.
                     Statements of Stockholders' Equity
               From January 1, 2003 through December 31, 2004

                                     Common Stock        Additional
                             --------------------------    Paid-In       Accumulated
                                Shares        Amount       Capital        (Deficit)
                             ------------  ------------ ------------   --------------
Balance, January 1, 2003            1,000  $         10 $        990   $(679,777,250)

Net loss for the year ended
 December 31, 2003                 -             -            -          (41,342,082)
                             ------------  ------------ ------------   --------------
Balance, December 31, 2003          1,000  $         10 $        990   $(721,119,332)

Net loss for the year ended
 December 31, 2004                 -             -            -          (42,053,072)
                             ------------  ------------ ------------   --------------
Balance, December 31, 2004          1,000  $         10 $        990   $(763,172,404)
                             ============  ============ ============   ==============





 The accompanying notes are an integral part of these financial statements

                     PRIMEDIA WORKPLACE LEARNING, INC.
                   Consolidated Statements of Cash Flows

                                                          December 31,   December 31,
                                                              2004           2003
                                                         -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                $(42,053,072)  $(41,342,082)
 Adjustments to reconcile net loss to net cash
 (used in) operating activities:
   Depreciation and amortization                            11,967,919     19,067,422
   Loss on disposal of assets                                      889        321,483
 Changes in operating assets and liabilities:
  (Increase) decrease in:
   Accounts receivables                                    (1,011,988)        719,595
   Inventory                                                   516,530        196,848
   Prepaid expenses                                            364,813      (402,724)
   Deposits                                                     89,831      (110,639)

Increase (decrease) in:
 Accounts payable                                            (812,199)      (190,018)
 Accrued liabilities                                       (1,572,232)      (125,912)
 Deferred revenue                                            1,909,096      (495,291)
                                                         -------------  -------------
   Net Cash (Used in) Operating Activities                (30,600,413)   (22,361,318)
                                                         -------------  -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Cash paid for property and equipment                      (2,133,070)    (3,991,172)
 Cash paid for program inventory                           (5,588,077)    (8,935,686)
                                                         -------------  -------------
   Net Cash Used in Investing Activities                   (7,721,147)   (12,926,858)
                                                         -------------  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Cash payments on capital lease obligations                (1,001,029)      (800,406)
 Cash proceeds from note payable-related party              39,322,589     36,088,582
                                                         -------------  -------------
   Net Cash Provided by Financing Activities                38,321,560     35,288,176
                                                         -------------  -------------

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS                                                -              -

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                -              -
                                                         -------------  -------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD               $      -       $      -
                                                         =============  =============

SUPPLEMENTAL CASH FLOW INFORMATION
 CASH PAID FOR:
  Interest                                               $   1,779,215  $   1,189,892
  Income taxes                                           $      -       $      -



 The accompanying notes are an integral part of these financial statements


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

1.  CORPORATE HISTORY

Primedia Workplace Learning, Inc. (the "Company") was incorporated on February 13, 1998 in the state of Texas. The Company produces and delivers education and training materials targeted to classroom audiences via satellite, DVD, CD-ROM, live events and over the Internet.

The financial statements presented are those of Primedia Workplace Learning, Inc. and its wholly owned subsidiary, Primedia Digital Video LC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS. The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

REVENUE RECOGNITION. The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

The Company earns revenues primarily from service-related contracts, including operations and maintenance services and a variety of technical assistance services. The Company's customers generally pay for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstances where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATIONS OF CREDIT RISK. Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of trade receivables. Concentrations of credit risk with respect to trade receivables are limited due to the large number of clients that comprise our customer base and their dispersion across different business and geographic areas. We estimate and maintain an allowance for potentially uncollectible accounts and such estimates have historically been within management's expectations.

USE OF ESTIMATES. The preparation of the financial statements in conformity with generally accepted accounting principles, in the United States of America, require management to make




                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
USE OF ESTIMATES (CONTINUED)

estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NET EARNINGS (LOSS) PER SHARE OF COMMON STOCK. Basic earnings (loss) per common share is computed by dividing net income (loss) available for common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per common share is computed giving effect to all potential dilutive shares including common stock issuable upon the exercise of stock options and warrants. Diluted earnings
(loss) per common share is computed by dividing net income (loss) available for common stockholders by the weighted-average common shares and dilutive potential commons shares that were outstanding during the period. During the years ended December 31, 2004 and 2003, the Company had no dilutive equity transactions.


Basic and diluted net loss per common share for the years ended December 31, 2004 and 2003 were calculated as follows:

                                                    For the Years Ended
                                                        December 31,
                                                    2004           2003
                                               -------------  -------------
     Basic Earnings per share:
       Income (Loss) (numerator)               $(42,053,072)  $(41,342,082)
       Shares (denominator)                            1,000          1,000
                                               -------------  -------------
       Per Share Amount                        $    (42,053)  $    (41,342)
                                               =============  =============
     Fully Diluted Earnings per share:
       Income (Loss) (numerator)               $(42,053,072)  $(41,342,082)
       Shares (denominator)                            1,000          1,000
                                               -------------  -------------
       Per Share Amount                        $    (42,053)  $    (41,342)
                                               =============  =============

INCOME TAXES. The Company utilizes the liability method of accounting for income taxes. Under the liability method, deferred income tax assets and liabilities are provided based on the difference between the financial statements and tax basis of assets and liabilities measured by the currently enacted tax rates in effect for the years in which these differences are expected to reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.

The Company is a wholly-owned subsidiary of Primedia, Inc. As such, all results of operations are included in the consolidated tax return of Primedia, Inc. All NOL carryforwards are accounted for as part of the consolidated tax return therefore, the Company will not have access to any NOL's.


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE OF FINANCIAL INSTRUMENTS. The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the short-term maturity of these instruments. The carrying value of notes payable approximates fair value because negotiated terms and conditions are consistent with current market rates.

PROPERTY AND EQUIPMENT. Property and equipment, net are stated at cost less accumulated depreciation and amortization. Depreciation of property and equipment, including the amortization of leasehold improvements, is provided at rates based on the estimated useful lives or lease terms, if shorter, using primarily the straight-line method. Improvements are capitalized while maintenance and repairs are expensed as incurred. Whenever significant events or changes occur, such as those affecting general market conditions or pertaining to a specific industry or an asset category, the Company reviews the property and equipment for impairment. When such factors, events or circumstances indicate that property and equipment should be evaluated for possible impairment, the Company uses an estimate of cash flows (undiscounted and without interest charges) over the remaining lives of the assets to measure recoverability. If the estimated cash flows are less than the carrying value of the asset, the loss is measured as the amount by which the carrying value of the asset exceeds fair value. Depreciation expense for the period ended December 31, 2004 and 2003 is $6,258,088 and $9,066,013, respectively.

DEFERRED WIRING AND INSTALLATION COSTS.    Wiring and installation costs
incurred by the Company have been capitalized and are being amortized under the straight-line method over the related estimated useful lives of 60 months.

INVENTORIES.    Inventories, including paper, purchased articles,
photographs and art, are valued at the lower of cost or market, principally on a first-in, first-out basis.

PROGRAM INVENTORY. Program inventory consists of capitalized costs incurred by PWPL to develop the programming for its various networks (Technical, Industrial, HSTN, LETN, etc.). The amounts capitalized primarily consist of external costs (e.g. producers, talent, crew) and internal production department costs. Program inventory is amortized over the life of the program, assessed by PWPL based on the history of the network and how long the program is expected to be aired, ranging from 2 to 5 years. The Company evaluates asset impairment for reasonableness as part of the monthly variance analysis review. Amortization expense for the years ended December 31, 2004 and 2003 was $5,990,968 and $10,001,409, respectively.

GOODWILL AND OTHER INTANGIBLE ASSETS.    On January 1, 2002, the Company
adopted Statement of Financial Accounting Standards ("SFAS") 142, "Goodwill and Other Intangible Assets". Under SFAS 142, goodwill and intangible assets deemed to have an indefinite life are no longer amortized but are subject to impairment tests, at least annually. Upon adoption, the Company ceased amortizing goodwill and indefinite lived intangible assets (primarily trademarks).

The Company tests goodwill and indefinite lived intangible assets for impairment, and has established December 31 as the annual impairment test date, using a fair value approach. Assets



                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL AND OTHER INTANGIBLE ASSETS (CONTINUED)

and liabilities of the Company have been assigned to the reporting units to the extent that they are employed in or are considered a liability related to the operations of the reporting unit and are considered in determining the fair value of the reporting unit.

Finite-lived intangible assets are tested for impairment using a fair value approach whenever events or changes in circumstances indicate that their carrying value may not be recoverable in accordance with SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

INTERNAL-USE SOFTWARE.    In compliance with American Institute of
Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," the Company expenses costs incurred in the preliminary project stage and, thereafter, capitalizes costs incurred in the developing or obtaining of internal use software and includes them in property and equipment, net. Certain costs, such as maintenance and training, are expensed as incurred. Capitalized costs are amortized over a period of not more than three years using the straight-line method. In addition, in compliance with SOP 98-1 and EITF No. 00-2, "Accounting for Web Site Development Costs," direct internal and external costs associated with the development of the features and functionality of the Company's Web sites incurred during the application and infrastructure development phase have been capitalized, and are included in property and equipment, net on the accompanying consolidated balance sheets. Typical capitalized costs include, but are not limited to, acquisition and development of software tools required for the development and operation of the website, acquisition and registration costs for domain names and costs incurred to develop graphics for the website. These capitalized costs are amortized over the estimated useful life of up to three years using the straight-line method. Capitalized software costs are subject to impairment evaluation in accordance with the provisions of SFAS 144.

RECENT ACCOUNTING PRONOUNCEMENTS

EITF NO. 00-21, ACCOUNTING FOR REVENUE ARRANGEMENTS WITH MULTIPLE
DELIVERABLES

In January 2003, the Emerging Issues Task Force ("EITF") issued EITF Issue No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." This consensus addresses certain aspects of accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities, specifically, how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting. EITF Issue No. 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003, or entities may elect to report the change in accounting as a cumulative-effect adjustment. The adoption of EITF Issue No. 00-21 did not have a material impact on the Company's consolidated financial statements.


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003


RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

FIN NO. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In January 2003, the FASB issued Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities." Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN No. 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. FIN No. 46 is effective for reporting periods ending after December 15, 2003. The adoption of FIN No. 46 did not have an impact on the Company's consolidated financial statements.

SFAS NO. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 will not have an impact on the Company's consolidated financial statements.

SFAS NO. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH
CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be reported as liabilities. SFAS No. 150 also requires disclosure relating to the terms of those instruments and settlement alternatives. SFAS No. 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have an impact on the Company's consolidated financial statements.

SAB NO. 104, REVENUE RECOGNITION

In December 2003, the SEC issued SAB No. 104. SAB No. 104 revises or rescinds portions of the interpretative guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. It also rescinds the Revenue Recognition in Financial Statements Frequently Asked Questions and Answers document issued in conjunction with Topic 13. Selected portions of that document have been incorporated into Topic 13. The


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

SAB NO. 104, REVENUE RECOGNITION (CONTINUED)

adoption of SAB No. 104 in December 2004 did not have an impact on the Company's financial position, results of operations or cash flows. SFAS No. 151, Inventory Costs

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs." This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing", to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The adoption of SFAS No. 151 did not have an impact on the Company's consolidated financial statements.

SFAS NO. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS

In December 2004, the FASB issues SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions." This Statement amends FASB Statement No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions." This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects," to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The adoption of SFAS No. 152 did not have an impact on the Company's consolidated financial statements.

SFAS NO. 123(REVISED 2004), SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123, "Summary of Statement No. 123 (Revised 2004). This Statement is a revision of FASB Statement No. 123, "Accounting for Stock-Based Compensation." This Statement supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally



                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
SFAS NO. 123(REVISED 2004), SHARE-BASED PAYMENT (CONTINUED)

issued and EITF Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services." The Company is currently evaluating the provisions of SFAS 123(R) and the impact that it will have on its share based employee compensation programs.

SFAS NO. 153, EXCHANGES OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION
NO. 29

In December 2004, the FASB issued SFAS No. 153, which amends ARB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. We do not anticipate that the adoption of this standard will have a material impact on our financial statements.

EITF NO. 03-01, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In March 2004, the EITF reached a consensus on EITF No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." EITF 03-01 provides guidance on other-than-temporary impairment models for marketable debt and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and SFAS No. 124, "Accounting for Certain Investments Held by Not-for-Profit Organizations," and non-marketable equity securities accounted for under the cost method. The EITF developed a basic three-step model to evaluate whether an investment is other-than-temporarily impaired. The FASB issued EITF 03-01-a in September 2004 which delayed the effective date of the recognition and measurement provisions of EITF 03-01. We do not expect the adoption of EITF 03-01 to have a material impact on the Company's consolidated financial statements.

EITF NO. 03-13, APPLYING THE CONDITIONS IN PARAGRAPH 42 OF SFAS NO. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, IN DETERMINING WHETHER TO REPORT DISCONTINUED OPERATIONS

In November 2004, the EITF reached a consensus on EITF No. 03-13, "Applying the Conditions in Paragraph 42 of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, in Determining Whether to Report Discontinued Operations". In this consensus, the EITF provided guidance on how an ongoing entity should evaluate whether the operations and cash flow of a disposed component have been or will be eliminated from the ongoing operations of the entity. The adoption of EITF 03-13 in 2004 did not have a material impact on the Company's consolidated financial statements.


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

3.  ACCOUNTS RECEIVABLE, NET

Accounts receivable, net, consisted of the following:

                                                        December 31,
                                               ----------------------------
                                                    2004           2003
                                               -------------  -------------
     Accounts receivable                       $   5,209,965  $   4,082,154
     Less: Allowance for doubtful accounts         (251,835)      (136,012)
                                               -------------  -------------
                                               $   4,958,130  $   3,946,142
                                               =============  =============

4.  INVENTORIES

Inventories consisted of the following:

                                                        December 31,
                                               ----------------------------
                                                    2004           2003
                                               -------------  -------------
     Books and collateral materials            $     355,254  $     471,572
     CD's and video tapes                            778,808        782,153
     Workbench parts and other                        62,822        459,689
                                               -------------  -------------
                                               $   1,196,884  $   1,713,414
                                               =============  =============

5.  PROPERTY AND EQUIPMENT, NET

Property and equipment, net, including those held under capital leases, consisted of the following:

                                                       December 31,
                                               ----------------------------
                                                    2004           2003
                                               -------------  -------------
     Buildings and improvements                $  21,612,963  $  21,612,961
     Furniture and fixtures                        1,687,056      1,672,391
     Machinery and equipment                      14,978,783     13,852,658
     Internal use software                         5,198,261      4,649,217
     Deferred installation costs                   4,499,208      4,056,863
                                               -------------  -------------
                                                  47,976,271     45,844,090
     Less: Accumulated depreciation and
       amortization                             (28,865,824)   (22,888,873)
                                               -------------  -------------
                                               $  19,110,447  $  22,955,217
                                               =============  =============


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003


5.  PROPERTY AND EQUIPMENT, NET (CONTINUED)

During the years ended December 31, 2004 and 2003 the Company disposed of assets which resulted in losses of $889 and $321,483, respectively.

Included in property and equipment are assets which were acquired under capital leases in the amount of $21,513,557 with accumulated amortization of $8,599,812 and $7,165,575 at December 31, 2004 and 2003, respectively
(See Note 9).

6.  ACCRUED EXPENSES AND OTHER

Accrued expenses and other current liabilities consisted of the following:

                                                       December 31,
                                               ----------------------------
                                                    2004           2003
                                               -------------  -------------
     Payroll, commissions and related employee
       benefits                                $   1,949,988  $   3,039,871
     Royalties                                       148,613        496,779
     Taxes                                           853,224      1,651,205
     Professional fees                               604,924         65,500
     Other                                           263,486        139,112
                                               -------------  -------------
                                               $   3,820,235  $   5,392,467
                                               =============  =============

7.  NOTES PAYABLE   RELATED PARTY

Primedia Workplace Learning ("the Company") is a wholly owned subsidiary of Primedia, Inc. ("Primedia"). As needed, when cash flows were insufficient for the Company, Primedia would advance funds to the Company to pay operating costs. These funds were advanced to be repaid at such time that the Company became profitable. The amounts were interest bearing at 5% per annum, and due on demand. For the years ended December 31, 2004 and 2003, the amount principal amounts owed to Primedia were $753,689,977 and $713,980,528, respectively. The Company also owed accrued interest for the years ended December 31, 2004 and 2003 of $19,214,165 and $19,601,025,
respectively. Subsequent to December 31, 2004, and pursuant to an asset purchase agreement with Trinity Learning Corporation ("TLC"), the amounts noted above were forgiven (See Note 11).








                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

9.  COMMITMENTS AND CONTINGENCIES

COMMITMENTS. Total rent expense under operating leases was $1,690,347 and $1,205,337 for the years ended December 31, 2004 and 2003, respectively. Certain leases are subject to escalation clauses and certain leases contain renewal options. The leases relate to Trinity's operating facilities, the 36 MHz Ku-band transponder, and several copier/printers. Minimum rental commitments under non-cancelable operating leases are as follows:


          Years Ending December 31,
          -------------------------
          2005                                                  $ 1,980,000
          2006                                                    1,980,000
          2007                                                    1,107,097
          2008                                                        -
          2009                                                        -
          Thereafter                                                  -
                                                                -----------
                                                                $ 5,067,097
                                                                ===========

Future minimum lease payments under capital leases (see Note 5) are as follows:


          Years Ending December 31,
          -------------------------
          2005                                                 $  2,120,074
          2006                                                    2,120,074
          2007                                                    2,120,074
          2008                                                    2,155,928
          2009                                                    2,335,194
          Thereafter                                              9,729,976
                                                               ------------
                                                                 20,581,320
          Less: Amount representing interest (%)                  5,694,423
          Present value of net minimum lease payments            14,886,897
          Less: Current portion                                   1,076,064
                                                               ------------
          Long-term obligations (included in long-term debt)   $ 13,810,833
                                                               ============

CONTINGENCIES. The Company is in ordinary and routine litigation incidental to its business. In the opinion of management, there is no pending legal proceedings that would have a material adverse effect on the consolidated financial statements of the Company.

As of and for the year ended December 31, 2004, no officers or directors of the Company have been granted loans by the Company, nor has the Company guaranteed any obligations of such persons.


                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

10.  PREPAID EXPENSES

Prepaid expenses consisted of the following:

                                                       December 31,
                                               ----------------------------
                                                    2004           2003
                                               -------------  -------------
     Program guides, tradeshows, printing      $      12,494 $       43,572
     Rent                                            185,838        193,242
     Other                                           343,269        669,600
                                               -------------  -------------
                                               $     541,601  $     906,414
                                               =============  =============

11.  SUBSEQUENT EVENTS

On April 1, 2005, the Company sold the net assets of Primedia Workplace Learning ("PWPL"), for the assumption of certain liabilities to Trinity Learning Corporation ("Trinity") and changed the name to Trinity Workplace Learning Corporation. The assets comprised those relating to PWPL's Healthcare Group, Government Services Group, Industrial Services Group, and all other assets of PWPL, including all of the assets of Primedia Digital Video Holdings LLC, excluding only those assets primarily related to the operations of PWPL's Financial Services Group and/or PWPL's Interactive Medical Network business. These assets are comprised of content libraries, trademarks, brands, intellectual property, databases and physical assets. Included in the sale are certain video production and distribution capabilities used to deliver integrated learning solutions to professionals in the homeland security, healthcare, industrial fire & emergency, government, law enforcement and private security markets. As part of this transaction, the remaining lease obligations associated with PWPL's primary facility and its satellite transponder were assigned to and assumed by Trinity and a third party guarantor.

12.  GOING CONCERN

The financial statements are prepared using accounting principles generally accepted in the United States of America generally applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Currently, the Company does not have significant cash or other material assets, nor do we have an established source of revenues sufficient to cover our operating costs and to allow the Company to continue as a going concern. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

To meet present and future liquidity requirements, the Company will continue to seek additional funding through private placements, collections on accounts receivable, and through additional acquisitions that have sufficient cash flow to fund subsidiary operations. There can be no assurance that the Company will be successful in obtaining more debt and/or equity financing in the future or that the results of operations will materially improve in either the short- or the long-term. If the Company fails to obtain such financing and improve the results of operations, the Company will be unable to meet the obligations as they become due.

                     PRIMEDIA WORKPLACE LEARNING, INC.
                 Notes to Consolidated Financial Statements
                         December 31, 2004 and 2003

12.  GOING CONCERN (Continued)

Primedia Workplace Learning's future capital requirements will depend on the ability to successfully implement these initiatives and other factors, including the ability to maintain the existing customer base and to expand the customer base into new geographic markets, and overall financial market conditions in the United States.